EXHIBIT 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
1st Quarter Ended March 31, 2016

Investor Contact:        This report is for informational purposes only. It should be read in conjunction with documents filed by
Sarah Doran            Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646)794-0590
Email: sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

		Page

	Basis of Presentation	4

I.	Financial Highlights
	- Consolidated Financial Highlights	5

II.	Consolidated Financial Statements
	- Consolidated Statements of Operations	6
	- Consolidated Balance Sheets	7
	- Consolidated Statement of Cash Flows	8

III.	Segment Results
	- Consolidated Segment Results - Current Quarter	9
	- Consolidated Segment Results - Prior Year Quarter	10
	- Gross Premiums Written by Line of Business	11

IV.	Incurred Losses, Reinsurance Recoverables and PMLs
	- Consolidated Incurred Loss Analysis by Segment	12
	- Net Loss Reserve Development by Loss Year - Current Quarter	13
	- Net Loss Reserve Development by Loss Year - Prior Year Quarter	14
	- Reinsurance Recoverable	15
	- Probable Maximum Losses	16

V.	Investment Portfolio
	- Consolidated Total Investment Portfolio	17
	- Investment Income, Book Yield and Portfolio Return	18
	- Additional Investment Detail	19

VI.	Capital Structure
	- Share Repurchase Detail	20
	- Capital Structure and Leverage Ratios	21

VII.	Non-GAAP Reconciliations
	- Operating Income Reconciliation and Basic and Diluted Earnings per Share	22
	- Return on Average Shareholders' Equity and Reconciliation of Average Shareholders' Equity	23
	- Reconciliation of Diluted Book Value per Share	24
	- Regulation G	25

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•
Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•
In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 25 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended
	March 31,		$	%
	2016	2015	Difference	Difference
HIGHLIGHTS
Gross premiums written	$863,545	$880,614	$(17,069)	(1.9)%
Net premiums written	704,046	772,528	(68,482)	(8.9)%
Net premiums earned	580,122	568,548	11,574	2.0%
Underwriting income	23,096	67,535	(44,439)	(65.8)%
Operating income	59,009	91,681	(32,672)	(35.6)%
Net income	74,099	124,356	(50,257)	(40.4)%

Total shareholders' equity	3,535,463	3,829,067	(293,604)	(7.7)%
Cash flows provided by operating activities	347,409	317,576	29,833	9.4%

PER SHARE AND SHARE DATA
Basic earnings per share
Net income	$0.82	$1.30	$(0.48)	(36.9)%
Operating income	$0.66	$0.96	$(0.30)	(31.3)%
Diluted earnings per share
Net income	$0.81	$1.27	$(0.46)	(36.2)%
Operating income	$0.65	$0.93	$(0.28)	(30.1)%

Diluted book value per share	$38.13	$38.99	$(0.86)	(2.2)%
Diluted tangible book value per share	$32.68	$35.63	$(2.95)	(8.3)%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	8.4%	13.1%		(4.7) pts
Annualized ROAE, operating income	6.7%	9.6%		(2.9) pts
Financial statement portfolio return	0.8%	1.0%		(0.2) pts

GAAP Ratios
Loss and loss expense ratio	64.2%	57.2%		(7.0) pts
Acquisition cost ratio	15.2%	13.8%		(1.4) pts
General and administrative expense ratio	16.6%	17.1%		0.5 pts
Expense ratio	31.8%	30.9%		(0.9) pts
Combined ratio	96.0%	88.1%		(7.9) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,	March 31,
	2016	2015	2015	2015	2015	2016	2015
Revenues
Gross premiums written	$863,545	$632,357	$754,062	$825,970	$880,614	$863,545	$880,614
Net premiums written	$704,046	$464,818	$606,992	$603,669	$772,528	$704,046	$772,528
Net premiums earned	$580,122	$622,809	$650,653	$646,376	$568,548	$580,122	$568,548
Net investment income	53,253	49,099	45,667	42,760	44,551	53,253	44,551
Net realized investment gains (losses)	18,858	(38,849)	(113,626)	(20,182)	45,025	18,858	45,025
Other income	565	982	735	924	854	565	854
Total revenues	$652,798	$634,041	$583,429	$669,878	$658,978	$652,798	$658,978

Expenses
Net losses and loss expenses	$372,366	$412,756	$416,881	$431,521	$325,176	$372,366	$325,176
Acquisition costs	88,308	95,938	100,101	100,618	78,699	88,308	78,699
General and administrative expenses	96,352	95,025	105,798	108,363	97,138	96,352	97,138
Other expense	1,134	1,907	1,245	1,235	1,823	1,134	1,823
Amortization of intangible assets	2,500	3,668	2,639	2,819	633	2,500	633
Interest expense	19,949	18,126	14,469	14,466	14,337	19,949	14,337
Foreign exchange (gain) loss	(3,011)	920	(793)	1,265	9,897	(3,011)	9,897
Total expenses	$577,598	$628,340	$640,340	$660,287	$527,703	$577,598	$527,703

Income (loss) before income taxes	$75,200	$5,701	$(56,911)	$9,591	$131,275	$75,200	$131,275
Income tax expense (benefit)	1,101	3,994	(5,281)	133	6,919	1,101	6,919
Net income (loss)	$74,099	$1,707	$(51,630)	$9,458	$124,356	$74,099	$124,356

GAAP Ratios
Loss and loss expense ratio	64.2%	66.3%	64.1%	66.8%	57.2%	64.2%	57.2%
Acquisition cost ratio	15.2%	15.4%	15.4%	15.6%	13.8%	15.2%	13.8%
General and administrative expense ratio	16.6%	15.3%	16.3%	16.8%	17.1%	16.6%	17.1%
Expense ratio	31.8%	30.7%	31.7%	32.4%	30.9%	31.8%	30.9%
Combined ratio	96.0%	97.0%	95.8%	99.2%	88.1%	96.0%	88.1%

Per Share Data
Diluted earnings (loss) per share
Net income (loss)	$0.81	$0.02	$(0.56)*	$0.10	$1.27	$0.81	$1.27
Operating income	$0.65	$0.47	$0.55	$0.27	$0.93	$0.65	$0.93

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended September 30, 2015.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED BALANCE SHEETS

	As of	As of
	March 31, 2016	December 31, 2015
ASSETS
Fixed maturity investments trading, at fair value	$7,568,110	$7,201,538
Equity securities trading, at fair value	201,968	403,022
Other invested assets	940,342	966,709
Total investments	8,710,420	8,571,269
Cash and cash equivalents	772,031	607,983
Restricted cash	87,426	60,629
Insurance balances receivable	885,415	745,888
Funds held	353,156	640,819
Prepaid reinsurance	380,319	392,265
Reinsurance recoverable	1,511,959	1,479,959
Reinsurance recoverable on paid losses	82,662	96,437
Accrued investment income	40,146	38,304
Net deferred acquisition costs	186,878	165,206
Goodwill	389,695	388,127
Intangible assets	115,719	116,623
Balances receivable on sale of investments	24,627	36,889
Net deferred tax assets	24,972	24,401
Other assets	162,595	147,149
TOTAL ASSETS	$13,728,020	$13,511,948

LIABILITIES
Reserve for losses and loss expenses	$6,575,078	$6,456,156
Unearned premiums	1,796,861	1,683,274
Reinsurance balances payable	221,633	214,369
Balances due on purchases of investments	147,959	125,126
Senior notes	1,293,302	1,292,907
Other long-term debt	23,311	23,033
Accounts payable and accrued liabilities	134,413	184,541
TOTAL LIABILITIES	$10,192,557	$9,979,406

SHAREHOLDERS' EQUITY
Common shares: 2016 and 2015: par value CHF 4.10 per share (2016: 94,062,342; 2015: 95,523,230 shares issued and 2016: 89,840,448; 2015: 90,959,635 shares outstanding)	$375,087	$386,702
Treasury shares, at cost (2016: 4,221,894; 2015: 4,563,595)	(146,287)	(155,072)
Accumulated other comprehensive income	(6,168)	(9,297)
Retained earnings	3,312,831	3,310,209
TOTAL SHAREHOLDERS' EQUITY	$3,535,463	$3,532,542
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$13,728,020	$13,511,948

Diluted book value per share	$38.13	$37.78
Diluted tangible book value per share	$32.68	$32.38

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,	March 31,
	2016	2015	2015	2015	2015	2016	2015
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$74,099	$1,708	$(51,630)	$9,458	$124,356	$74,099	$124,356
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Net realized (gains) losses on sales of investments	(12,025)	(32,710)	17,039	(25,688)	(32,536)	(12,025)	(32,536)
Mark to market adjustments	(27,088)	77,340	76,829	58,286	(22,694)	(27,088)	(22,694)
Stock compensation expense	3,881	3,949	3,934	3,869	4,002	3,881	4,002
Undistributed income of equity method investments	9,207	3,365	3,257	6,220	9,767	9,207	9,767
Changes in:
Reserve for losses and loss expenses, net of reinsurance recoverables	86,922	(12,907)	55,908	119,037	13,890	86,922	13,890
Unearned premiums, net of prepaid reinsurance	125,533	(157,271)	(47,057)	(43,543)	203,980	125,533	203,980
Insurance balances receivable	(139,527)	160,141	39,138	(53,734)	(108,579)	(139,527)	(108,579)
Reinsurance recoverable on paid losses	13,775	20,673	(28,689)	18,650	(20,996)	13,775	(20,996)
Funds held	287,663	(197,149)	18,823	17,416	244,112	287,663	244,112
Reinsurance balances payable	7,264	(45,917)	28,875	7,217	4,262	7,264	4,262
Net deferred acquisition costs	(21,672)	27,913	6,721	18,078	(35,700)	(21,672)	(35,700)
Net deferred tax assets	(571)	7,399	(7,450)	(6,384)	3,693	(571)	3,693
Accounts payable and accrued liabilities	(50,128)	28,914	15,557	20,405	(75,008)	(50,128)	(75,008)
Other items, net	(9,924)	35,904	32,729	(39,461)	5,027	(9,924)	5,027
Net cash provided by (used in) operating activities	347,409	(78,648)	163,984	109,826	317,576	347,409	317,576

CASH FLOWS (USED IN) PROVIDED BY INVESTING ACTIVITIES:
Net (purchases) sales of investments	(84,779)	(475,234)	(135,672)	449,477	(338,270)	(84,779)	(338,270)
Purchases of fixed assets	(560)	(8,041)	(5,814)	(9,610)	(8,374)	(560)	(8,374)
Change in restricted cash	(26,797)	99,234	(52,794)	(57,138)	31,040	(26,797)	31,040
Net cash received (paid) for acquisitions	—	17,083	—	(137,960)	(3,543)	—	(3,543)
Net cash (used in) provided by investing activities	(112,136)	(366,958)	(194,280)	244,769	(319,147)	(112,136)	(319,147)

CASH FLOWS (USED IN) PROVIDED BY FINANCING ACTIVITIES:
Dividends paid	(23,359)	(47,287)	(23,593)	(21,522)	(21,669)	(23,359)	(21,669)
Proceeds from the exercise of stock options	358	954	1,795	3,166	4,223	358	4,223
Proceeds from senior notes	—	496,705	—	—	—	—	—
(Repayment) proceeds from other long-term debt	(76)	(72)	(79)	3,928	—	(76)	—
Share repurchases	(50,000)	—	—	(196,170)	(50,273)	(50,000)	(50,273)
Net cash (used in) provided by financing activities	(73,077)	450,300	(21,877)	(210,598)	(67,719)	(73,077)	(67,719)

Effect of exchange rate changes on foreign currency cash	1,852	(521)	(5,864)	2,780	(4,979)	1,852	(4,979)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	164,048	4,173	(58,037)	146,777	(74,269)	164,048	(74,269)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	607,983	603,810	661,847	515,070	589,339	607,983	589,339
CASH AND CASH EQUIVALENTS, END OF PERIOD	$772,031	$607,983	$603,810	$661,847	$515,070	$772,031	$515,070

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended March 31, 2016

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$379,183	$115,529	$368,833	$863,545
Net premiums written	$266,245	$87,613	$350,188	$704,046
Net premiums earned	$316,266	$94,210	$169,646	$580,122
Total revenues	$316,266	$94,210	$169,646	$580,122

Expenses
Net losses and loss expenses	$216,218	$67,800	$88,348	$372,366
Acquisition costs	33,882	17,908	36,518	88,308
General and administrative expenses	52,169	29,029	15,154	96,352
Total expenses	$302,269	$114,737	$140,020	$557,026

Underwriting income (loss)	$13,997	$(20,527)	$29,626	$23,096
Other insurance-related income	565	—	—	565
Other insurance-related expenses	705	5	423	1,133
Segment income (loss)	$13,857	$(20,532)	$29,203	$22,528

Net investment income				53,253
Net realized investment gains				18,858
Amortization of intangible assets				(2,500)
Interest expense				(19,950)
Foreign exchange gain				3,011
Income before income taxes				$75,200

GAAP Ratios
Loss and loss expense ratio	68.4%	72.0%	52.1%	64.2%
Acquisition cost ratio	10.7%	19.0%	21.5%	15.2%
General and administrative expense ratio	16.5%	30.8%	8.9%	16.6%
Expense ratio	27.2%	49.8%	30.4%	31.8%
Combined ratio	95.6%	121.8%	82.5%	96.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended March 31, 2015

	North American	Global Markets		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$380,767	$60,562	$439,285	$880,614
Net premiums written	$296,883	$42,895	$432,750	$772,528
Net premiums earned	$312,970	$50,040	$205,538	$568,548
Total revenues	$312,970	$50,040	$205,538	$568,548

Expenses
Net losses and loss expenses	$195,479	$20,510	$109,187	$325,176
Acquisition costs	31,032	7,008	40,659	78,699
General and administrative expenses	59,288	18,025	19,825	97,138
Total expenses	$285,799	$45,543	$169,671	$501,013

Underwriting income	$27,171	$4,497	$35,867	$67,535
Other insurance-related income	854	—	—	854
Other insurance-related expenses	855	968	—	1,823
Segment income	27,170	3,529	35,867	66,566

Net investment income				44,551
Net realized investment gains				45,025
Amortization of intangible assets				(633)
Interest expense				(14,337)
Foreign exchange loss				(9,897)
Income before income taxes				$131,275

GAAP Ratios
Loss and loss expense ratio	62.5%	41.0%	53.1%	57.2%
Acquisition cost ratio	9.9%	14.0%	19.8%	13.8%
General and administrative expense ratio	18.9%	36.0%	9.6%	17.1%
Expense ratio	28.8%	50.0%	29.4%	30.9%
Combined ratio	91.3%	91.0%	82.5%	88.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended

	March 31, 2016		March 31, 2015
	Amount	% of Total	Amount	% of Total
North American Insurance
Casualty	$104,746	27.6%	$123,478	32.4%
Professional liability	96,422	25.4%	96,234	25.3%
Property	58,247	15.4%	61,478	16.1%
Programs	51,982	13.7%	40,521	10.6%
Other specialty(1)	35,218	9.3%	24,400	6.4%
Healthcare(2)	32,568	8.6%	34,656	9.1%
Total	$379,183	100.0%	$380,767	100.0%

Global Markets Insurance
Other specialty(3)	$36,765	31.9%	$15,766	26.0%
Casualty	29,748	25.7%	8,742	14.4%
Professional liability	26,940	23.3%	26,445	43.7%
Property	22,076	19.1%	9,609	15.9%
Total	$115,529	100.0%	$60,562	100.0%

Reinsurance
Property	$194,804	52.9%	$231,142	52.6%
Specialty	125,208	33.9%	146,077	33.3%
Casualty(4)	48,821	13.2%	62,066	14.1%
Total	$368,833	100.0%	$439,285	100.0%

(1) Includes the construction, environmental, surety and trade credit lines of business
(2) Includes the medical malpractice line of business. The healthcare management liability line of business previously included in the healthcare line of business is included in the professional liability line of business. The comparative period was updated to reflect the current presentation.
(3) Includes accident and health, aviation, construction, marine and trade credit lines of business.
(4) Includes the professional liability reinsurance line of business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended

	March 31, 2016		March 31, 2015
	Amount	% of NPE(1)	Amount	% of NPE(1)
North American Insurance
Current year - non-catastrophe	$216,313	68.4%	$220,685	70.6%
Current year - property catastrophe	—	0.0%	—	0.0%
Prior year - decrease	(95)	0.0%	(25,206)	(8.1)%
Net losses and loss expenses	$216,218	68.4%	$195,479	62.5%

Global Markets Insurance
Current year - non-catastrophe	$71,986	76.4%	$35,733	71.4%
Current year - property catastrophe	—	0.0%	—	0.0%
Prior year - decrease	(4,186)	(4.4)%	(15,223)	(30.4)%
Net losses and loss expenses	$67,800	72.0%	$20,510	41.0%

Reinsurance
Current year - non-catastrophe	$109,503	64.6%	$132,399	64.4%
Current year - property catastrophe	—	0.0%	—	0.0%
Prior year - decrease	(21,155)	(12.5)%	(23,212)	(11.3)%
Net losses and loss expenses	$88,348	52.1%	$109,187	53.1%

Consolidated
Current year - non-catastrophe	$397,802	68.6%	$388,817	68.4%
Current year - property catastrophe	—	0.0%	—	0.0%
Prior year - decrease	(25,436)	(4.4)%	(63,641)	(11.2)%
Net losses and loss expenses	$372,366	64.2%	$325,176	57.2%

(1) "NPE" means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER

	Three Months Ended March 31, 2016
(Favorable) Unfavorable Development ($ in millions)	2010 and Prior	2011	2012	2013	2014	2015	Total

North American Insurance
Casualty	$(13.8)	$2.2	$11.1	$4.7	$1.9	$0.0	$6.1
Professional liability	(9.3)	(2.4)	(1.8)	4.6	3.8	0.0	(5.1)
Property	(0.3)	(0.2)	0.2	0.4	(1.6)	1.8	0.3
Programs	1.0	0.0	3.5	(3.1)	(1.4)	(1.5)	(1.5)
Healthcare(1)	0.2	(0.2)	0.0	0.0	0.0	0.0	0.0
Other specialty(2)	0.0	0.0	0.0	0.0	0.1	0.0	0.1
Total	$(22.2)	$(0.6)	$13.0	$6.6	$2.8	$0.3	$(0.1)

Global Markets Insurance
Casualty	$(2.1)	$(0.3)	$(0.6)	$1.3	$0.1	$2.7	$1.1
Professional liability	(0.6)	1.2	(0.2)	0.1	1.3	0.4	2.2
Property	(5.1)	1.1	0.8	(0.2)	(2.3)	4.9	(0.8)
Other specialty(3)	(0.1)	0.1	0.0	0.0	(0.1)	(6.5)	(6.6)
Total	$(7.9)	$2.1	$0.0	$1.2	$(1.0)	$1.5	$(4.1)

Reinsurance
Property	$1.5	$3.1	$(3.8)	$(8.4)	$2.3	$(18.6)	$(23.9)
Casualty	(10.7)	0.6	10.7	9.0	4.7	(6.0)	8.3
Specialty	0.1	(0.7)	(0.6)	2.8	(7.1)	(0.1)	(5.6)
Total	$(9.1)	$3.0	$6.3	$3.4	$(0.1)	$(24.7)	$(21.2)

Consolidated
North American Insurance	$(22.2)	$(0.6)	$13.0	$6.6	$2.8	$0.3	$(0.1)
Global Markets Insurance	(7.9)	2.1	0.0	1.2	(1.0)	1.5	(4.1)
Reinsurance	(9.1)	3.0	6.3	3.4	(0.1)	(24.7)	(21.2)
Total	$(39.2)	$4.5	$19.3	$11.2	$1.7	$(22.9)	$(25.4)

(1) Includes the medical malpractice line of business. The healthcare management liability line of business previously included in the healthcare line of business is included in the professional liability line of business. The comparative period was updated to reflect the current presentation.
(2) Includes the construction, environmental, surety and trade credit lines of business
(3) Includes accident and health, aviation, construction, marine and trade credit lines of business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR QUARTER

	Three Months Ended March 31, 2015
(Favorable) Unfavorable Development ($ in millions)	2009 and Prior	2010	2011	2012	2013	2014	Total

North American Insurance
Casualty	$(8.5)	$0.4	$(4.9)	$2.2	$2.3	$0.3	$(8.2)
Professional liability	(7.9)	(8.2)	(3.6)	2.3	0.0	0.0	(17.4)
Property	(0.1)	0.0	0.2	(1.6)	(2.5)	2.1	(1.9)
Programs	(2.1)	(1.8)	(0.3)	(0.1)	0.0	(0.3)	(4.6)
Healthcare	(1.1)	(2.2)	3.1	5.3	0.0	0.0	5.1
Other specialty	0.0	(0.1)	0.0	0.5	0.0	1.4	1.8
Total	$(19.7)	$(11.9)	$(5.5)	$8.6	$(0.2)	$3.5	$(25.2)

Global Markets Insurance
Casualty	$(2.4)	$(0.2)	$(0.3)	$0.0	$(0.5)	$0.0	$(3.4)
Professional liability	(4.1)	(3.4)	(0.2)	5.3	0.0	0.0	(2.4)
Property	0.1	(0.2)	0.0	(0.2)	(3.7)	(3.3)	(7.3)
Other specialty	0.0	0.0	0.0	0.0	(1.2)	(0.9)	(2.1)
Total	$(6.4)	$(3.8)	$(0.5)	$5.1	$(5.4)	$(4.2)	$(15.2)

Reinsurance
Property	$(1.3)	$(0.1)	$0.2	$(0.6)	$(0.7)	$(11.3)	$(13.8)
Casualty	(10.7)	(7.6)	(0.7)	1.7	3.3	0.5	(13.5)
Specialty	(0.1)	0.0	0.0	(0.1)	(0.3)	4.6	4.1
Total	$(12.1)	$(7.7)	$(0.5)	$1.0	$2.3	$(6.2)	$(23.2)

Consolidated
North American Insurance	$(19.7)	$(11.9)	$(5.5)	$8.6	$(0.2)	$3.5	$(25.2)
Global Markets Insurance	(6.4)	(3.8)	(0.5)	5.1	(5.4)	(4.2)	(15.2)
Reinsurance	(12.1)	(7.7)	(0.5)	1.0	2.3	(6.2)	(23.2)
Total	$(38.2)	$(23.4)	$(6.5)	$14.7	$(3.3)	$(6.9)	$(63.6)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REINSURANCE RECOVERABLE

	March 31, 2016				December 31, 2015

	A.M. Best	Reinsurance			A.M. Best	Reinsurance
Top Ten Reinsurers	Rating	Recoverable	Percentage	Collateral	Rating	Recoverable	Percentage	Collateral

Munich Re	A+	$316,671	20.9%	$90,393	A+	$307,865	20.8%	$90,393
Axis Capital	A+	151,421	10.0%	7,122	A+	150,832	10.2%	7,122
Swiss Re	A+	112,824	7.5%	6,088	A+	103,872	7.0%	6,088
Arch Re	A+	112,415	7.4%	2,894	A+	115,330	7.8%	2,894
Markel	A	93,808	6.2%	25,613	A	90,105	6.1%	25,232
RenaissanceRe	A+	93,653	6.2%	—	A+	93,991	6.4%	—
XL Group	A	87,409	5.8%	794	A	87,132	5.9%	794
Odyssey Reinsurance	A	78,649	5.2%	—	A	77,203	5.2%	—
Transatlantic	A	54,644	3.6%	—	A	55,336	3.7%	—
Everest Re	A+	53,997	3.6%	19,017	A+	51,006	3.4%	19,017
Top ten reinsurers		1,155,491	76.4%	151,921		1,132,672	76.5%	151,540
Other reinsurers' balances		356,468	23.6%	29,880		347,287	23.5%	27,183
Total reinsurance recoverable		$1,511,959	100.0%	$181,801		$1,479,959	100.0%	$178,723

		Reinsurance				Reinsurance
A.M Best Rating		Recoverable	Percentage	Collateral		Recoverable	Percentage	Collateral

A++		$84,785	5.6%	$1,513		$81,374	5.5%	$1,399
A+		897,201	59.3%	125,514		896,981	60.6%	125,514
A		515,384	34.1%	29,504		486,344	32.9%	28,871
A-		4,605	0.3%	—		4,408	0.3%	—
Total "A-" or higher		1,501,975	99.3%	156,531		1,469,107	99.3%	155,784
B++		0	0.0%	—		4	0.0%	—
NR		9,984	0.7%	25,270		10,848	0.7%	22,939
Total reinsurance recoverable		$1,511,959	100.0%	$181,801		$1,479,959	100.0%	$178,723

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
PROBABLE MAXIMUM LOSSES

Consolidated Estimated Net Loss as of March 1, 2016
		1-in-100 Year	1-in-250 Year			1-in-100 Year	1-in-250 Year
		($ in millions)				($ in millions)
Zone	Peril	PML	PML	Zone	Peril	PML	PML

U.S. total	Hurricane	$361	$468	California	Earthquake	$293	$386

U.S. total	Earthquake	$338	$436	U.S. Southeast(1)	Hurricane	$321	$368

				U.S. Gulf Coast(2)	Hurricane	$238	$328

				U.S. Northeast(3)	Hurricane	$209	$324

PMLs Over the Most Recent Six Quarters as a % of Total Capital(4)

(1) Florida, Georgia, North Carolina and South Carolina.
(2) Alabama, Louisiana, Mississippi and Texas.
(3) Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.
(4) Total capital combines shareholders' equity, other long-term debt and senior notes adjusted for the repayment of the senior notes due in August 2016 with the senior notes issued in October 2015.
Note: We develop the estimates of losses expected from certain catastrophes for our portfolio of (re)insurance contracts using commercially available catastrophe models, including RMS and AIR. The above tables show our largest Probable Maximum Losses ("PMLs") from a single catastrophic event (1) within a specific peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at March 1, 2016. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	As of March 31, 2016						As of December 31, 2015

		Average	Portfolio	Investment	Non-Investment
	Fair Value	Rating	Percentage	Grade	Grade	Total	Fair Value
Cash and cash equivalents	$859,457	AAA	9.0%	$859,457	$—	$859,457	$668,612
U.S. government and agency securities	1,528,004	AA+	16.0%	1,528,004	—	1,528,004	1,434,048
Non-U.S. government and government agencies	531,430	AA+	5.6%	503,492	27,938	531,430	556,758
State, municipalities and political subdivisions	412,908	AA	4.3%	367,538	45,370	412,908	413,473
Mortgage-backed securities:
Agency MBS	786,025	AA	8.2%	786,025	—	786,025	751,838
Non-agency RMBS	30,732	BBB-	0.3%	19,149	11,583	30,732	34,015
CMBS	564,761	BB	5.9%	242,793	321,968	564,761	582,785
Total mortgage-backed securities	1,381,518		14.4%	1,047,967	333,551	1,381,518	1,368,638
Corporate securities(1):
Financials	1,369,674	A	14.3%	1,331,202	38,472	1,369,674	1,275,408
Industrials	1,435,584	BBB+	14.9%	1,236,484	199,100	1,435,584	1,308,093
Utilities	130,616	BBB	1.4%	126,332	4,284	130,616	118,945
Total corporate securities	2,935,874		30.6%	2,694,018	241,856	2,935,874	2,702,446
Asset-backed securities	778,374	AA+	8.1%	724,672	53,702	778,374	726,175
Equities	201,968	N/A	2.1%	—	201,968	201,968	403,022
Other invested assets:
Private equity	454,870	N/A	4.8%	—	454,870	454,870	447,455
Hedge funds	362,085	N/A	3.8%	—	362,085	362,085	378,988
Other private securities	123,388	N/A	1.3%	—	123,388	123,388	126,492
High yield loan fund	—	N/A	0.0%	—	—	—	13,774
Total other invested assets	940,343		9.9%	—	940,343	940,343	966,709
Total investment portfolio	$9,569,876		100.0%	$7,725,148	$1,844,728	$9,569,876	$9,239,881

Annualized book yield, year to date	2.3%						2.1%
Duration(2)	2.3 years						2.6 years
Average credit quality (S&P)	AA-						A+

(1) Includes floating rate bank loans.
(2) Includes only fixed maturity investments and cash and cash equivalents.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended

	March 31,	March 31,
	2016	2015
NET INVESTMENT INCOME
Fixed maturity investments	$47,969	$36,258
Equity securities	1,827	3,563
Other invested assets: hedge funds and private equity	4,701	8,380
Other invested assets: other private securities	3,051	866
Cash and cash equivalents	468	462
Expenses	(4,763)	(4,978)
Net investment income	$53,253	$44,551

NET REALIZED INVESTMENT GAINS
Net realized gains (losses) on sale:
Fixed maturity investments	$2,755	$5,448
Equity securities	6,237	14,546
Other invested assets: hedge funds and private equity	3,133	12,291
Derivatives	(20,352)	(10,206)
Mark-to-market gains (losses):
Fixed maturity investments	62,322	25,517
Equity securities	(15,099)	5,420
Other invested assets: hedge funds and private equity	(17,553)	(6,565)
Derivatives	(2,585)	(1,426)
Net realized investment gains	$18,858	$45,025

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$72,111	$89,576

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$53,253	$44,551
Annualized net investment income	213,012	178,204
Average aggregate invested assets, at cost	$9,295,116	$8,416,439
Annualized investment book yield	2.3%	2.1%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$72,111	$89,576
Average aggregate invested assets, at fair value	$9,299,095	$8,615,048
Financial statement portfolio return	0.8%	1.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Fixed Income And Equity Exposures:

	Carrying Value	Unfunded			Fair Value	Portfolio
Fund Details	March 31, 2016	Commitments	Corporate		March 31, 2016	Percentage
Private Equity:			Wells Fargo & Co		$89,179	0.9%
Primary and secondary	$240,050	$223,447	JP Morgan Chase & Co		58,929	0.6%
Levered credit	209,615	217,107	Bank of America Corp		52,671	0.6%
Distressed	5,205	3,815	Morgan Stanley		51,588	0.5%
Real estate	—	250,000	Lloyd's Banking Group PLC		49,402	0.5%
Total private equity	454,870	694,369	General Electric Co		48,723	0.5%
Hedge Funds:			Barclays PLC		48,368	0.5%
Distressed	216,194	—	US Bancorp		40,505	0.4%
Equity long/short	58,754	—	PNC Financial Services Group		38,812	0.4%
Relative value credit	87,137	—	Mitsubishi UFJ Financial Group		38,265	0.4%
Total hedge funds	362,085	—
Other private securities	123,349	—
Total other invested assets	$940,304	$694,369

Fixed Income Credit Quality:	March 31, 2016		December 31, 2015

Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,528,004	20.2%	$1,434,049	19.9%
AAA/Aaa	1,628,860	21.5%	1,572,212	21.8%
AA/Aa	1,558,596	20.6%	1,484,109	20.6%
A/A	1,224,124	16.2%	1,083,257	15.0%
BBB/Baa	926,109	12.2%	920,220	12.8%
Total BBB/Baa and above	6,865,693	90.7%	6,493,847	90.1%
BB/Bb	106,455	1.4%	88,708	1.2%
B/B	213,429	2.8%	232,070	3.3%
CCC+ and below	382,531	5.1%	386,913	5.4%
Total	$7,568,108	100.0%	$7,201,538	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL

			Average		Average	Remaining
	Aggregate Cost	Number of	Price paid	Average	Repurchase	Share
	of Shares	Shares	Per Share	Diluted Book	Price to Diluted	Repurchase
Period	Repurchased	Repurchased	Repurchased	Value Per Share (1)	Book Value	Authorization

Three Months Ended:
March 31, 2015	$50,949	1,271,213	$40.08	$38.63	103.8%
June 30, 2015	194,352	4,776,224	40.69	39.45	103.1%
September 30, 2015	0	0	0.00	38.97	0.0%
December 31, 2015	0	0	0.00	37.90	0.0%
Total - 2015	$245,301	6,047,437	$40.56	$38.03	106.7%

Three Months Ended:
March 31, 2016	$50,000	1,460,888	$34.23	$37.96	90.2%
Total - 2016	$50,000	1,460,888	$34.23	$37.96	90.2%	$123,060

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of	As of
	March 31, 2016	December 31, 2015

Senior notes	$1,293,302	$1,292,907
Other long-term debt	23,311	23,033
Shareholders' equity	3,535,463	3,532,542
Total capitalization	$4,852,076	$4,848,482

Leverage ratios
Debt to total capitalization(1)	27.1%	27.1%

Net premiums written (trailing 12 months)	$2,379,525	$2,448,007
Net premiums written (trailing 12 months) to shareholders' equity	0.67x	0.69x

Total investments and cash & cash equivalents	$9,569,877	$9,239,881
Total investments and cash & cash equivalents to shareholders' equity	2.71x	2.62x

Reserve for losses and loss expenses	$6,575,078	$6,456,156
Deduct: reinsurance recoverable	(1,511,959)	(1,479,959)
Net reserve for losses and loss expenses	$5,063,119	$4,976,197
Net reserve for losses and loss expenses to shareholders' equity	1.43x	1.41x

(1) Includes $500 million 4.35% senior notes issued in October 2015 to refinance the existing $500 million 7.50% senior notes due in August 2016.

Fixed Charge Coverage Ratio	Three Months Ended

	March 31,		March 31,
	2016		2015

Interest expense	$19,949		$14,337

Income before income taxes	75,200		131,275
Interest expense	19,949		14,337
Earnings for calculation of fixed coverage ratio	$95,149		$145,612

Fixed charge coverage ratio	4.8	x	10.2	x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,	March 31,
	2016	2015	2015	2015	2015	2016	2015

Net income (loss)	$74,099	$1,707	$(51,630)	$9,458	$124,356	$74,099	$124,356
Add after tax effect of:
Net realized investment (gains) losses	(12,079)	40,385	103,862	15,112	(42,572)	(12,079)	(42,572)
Foreign exchange (gain) loss	(3,011)	920	(793)	1,265	9,897	(3,011)	9,897
Operating income	$59,009	$43,012	$51,439	$25,835	$91,681	$59,009	$91,681

Weighted average common shares outstanding
Basic	90,254,512	90,934,107	90,882,511	92,441,730	95,935,551	90,254,512	95,935,551
Diluted	91,559,225	92,422,422	92,440,277*	93,984,226	97,577,029	91,559,225	97,577,029

Basic per share data
Net income (loss)	$0.82	$0.02	$(0.57)	$0.10	$1.30	$0.82	$1.30
Add after tax effect of:
Net realized investment (gains) losses	(0.13)	0.44	1.14	0.16	(0.44)	(0.13)	(0.44)
Foreign exchange (gain) loss	(0.03)	0.01	(0.01)	0.02	0.10	(0.03)	0.10
Operating income	$0.66	$0.47	$0.56	$0.28	$0.96	$0.66	$0.96

Diluted per share data
Net income (loss)	$0.81	$0.02	$(0.56)*	$0.10	$1.27	$0.81	$1.27
Add after tax effect of:
Net realized investment (gains) losses	(0.13)	0.44	1.12	0.16	(0.44)	(0.13)	(0.44)
Foreign exchange (gain) loss	(0.03)	0.01	(0.01)	0.01	0.10	(0.03)	0.10
Operating income	$0.65	$0.47	$0.55	$0.27	$0.93	$0.65	$0.93

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share, and not in the calculation of diluted earnings per share, as there was a net loss during the three months ended September 30, 2015.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Three Months Ended

	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,	March 31,
	2016	2015	2015	2015	2015	2016	2015

Opening shareholders' equity	$3,532,542	$3,555,405	$3,624,801	$3,829,067	$3,778,291	$3,532,542	$3,778,291
Add: accumulated other comprehensive loss	9,297	4,265	3,272	—	—	9,297	—
Adjusted opening shareholders' equity	$3,541,839	$3,559,670	$3,628,073	$3,829,067	$3,778,291	$3,541,839	$3,778,291

Closing shareholders' equity	$3,535,463	$3,532,542	$3,555,405	$3,624,801	$3,829,067	$3,535,463	$3,829,067
Add: accumulated other comprehensive loss	6,168	9,297	4,265	3,272	—	6,168	—
Adjusted closing shareholders' equity	$3,541,631	$3,541,839	$3,559,670	$3,628,073	$3,829,067	$3,541,631	$3,829,067

Average adjusted shareholders' equity	$3,541,735	$3,550,755	$3,593,872	$3,728,570	$3,803,679	$3,541,735	$3,803,679

Net income (loss) available to shareholders	$74,099	$1,707	$(51,630)	$9,458	$124,356	$74,099	$124,356

Annualized net income (loss) available to
shareholders	$296,396	$6,828	$(206,520)	$37,832	$497,424	$296,396	$497,424

Annualized return on average shareholders' equity -
net income available to shareholders	8.4%	0.2%	(5.7)%	1.0%	13.1%	8.4%	13.1%

Operating income available to shareholders	$59,009	$43,012	$51,439	$25,835	$91,681	$59,009	$91,681

Annualized operating income available to
shareholders	$236,036	$172,048	$205,756	$103,340	$366,724	$236,036	$366,724

Annualized return on average shareholders' equity -
operating income available to shareholders	6.7%	4.8%	5.7%	2.8%	9.6%	6.7%	9.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of	As of	As of
	March 31,	December 31,	March 31,
	2016	2015	2015

Price per share at period end	$34.94	$37.19	$40.40

Total shareholders' equity	$3,535,463	$3,532,542	$3,829,067

Total tangible shareholders' equity(1)	$3,030,049	$3,027,792	$3,499,068

Basic common shares outstanding	89,840,448	90,959,635	95,444,669

Add: unvested restricted stock units	1,243,533	819,309	843,607

Add: performance based equity awards	595,572	591,683	596,224

Add: employee purchase plan	38,885	53,514	30,504

Add: dilutive stock options outstanding	1,947,836	1,968,607	2,212,247
Weighted average exercise price per share	$16.88	$16.87	$16.73
Deduct: stock options bought back via treasury method	(941,259)	(892,993)	(916,111)

Common shares and common share equivalents outstanding	92,725,015	93,499,755	98,211,140

Basic book value per common share	$39.35	$38.84	$40.12
Year-to-date percentage change in basic book value per common share	1.3%	(3.2)%

Diluted book value per common share	$38.13	$37.78	$38.99
Year-to-date percentage change in diluted book value per common share	0.9%	(3.1)%

Basic tangible book value per common share	33.73	33.29	36.66
Year-to-date percentage change in basic tangible book value per common share	1.3%	(9.2)%

Diluted tangible book value per common share	32.68	32.38	35.63
Year-to-date percentage change in diluted tangible book value per common share	0.9%	(9.1)%

(1) Total tangible shareholders' equity is total shareholders' equity excluding goodwill and intangible assets

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G

In presenting the company's results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 22 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS' EQUITY ("ROAE")
Annualized return on average shareholders' equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments and currency translation adjustment gains (losses). Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. These gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 23 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY
Annualized operating return on average shareholders' equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments or currency translation adjustment gains (losses). Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See page 22 for the reconciliation of net income to operating income and page 23 for the reconciliation of average shareholders’ equity.

TANGIBLE SHAREHOLDERS' EQUITY AND DILUTED BOOK VALUE PER SHARE
The company has included tangible shareholders' equity, which is total shareholders' equity excluding goodwill and intangible assets, because it represents a more liquid measure of the company's net assets than total shareholders' equity. The company also has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 24 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company's investments and to show the components of the company's ROAE. See page 18 for the calculation of annualized investment book yield.